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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 22, 2004

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                   0-15536                    23-2428543
(State or other                (Commission File           (IRS Employer
jurisdiction of                Number)                    Number)
incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                                        17405-2887
(Address of principal executive offices)                  (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


         Page 1 of 2 sequentially numbered pages in manually signed copy


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


Section 5 - Corporate Governance and Management

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            (a) Not applicable.

            (b) On July 26, 2004, George A. Trout, D.D.S., resigned as Chairman of Codorus Valley Bancorp, Inc. and Vice Chairman of PeoplesBank, A Codorus Valley Company due to the attainment of mandatory retirement age.

            (c) On September 18, 2004, at a special session of the board of directors of Codorus Valley Bancorp, Inc. (Codorus Valley), the following appointments were made by unanimous vote.

                  - Rodney L. Krebs was appointed Chairman of Codorus Valley Bancorp, Inc. Mr. Krebs continues to serve as Chairman of Codorus Valley's financial subsidiary, PeoplesBank, A Codorus Valley Company.

                  - Larry J. Miller was appointed Vice Chairman of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company. Mr. Miller continues to serve as President and Chief Executive Officer of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Codorus Valley Bancorp, Inc.
                                                        (Registrant)


Date: September 22, 2004                        /S/ Larry J. Miller
                                                -------------------

                                                Larry J. Miller
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)


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